Exhibit 10.3
FIFTH AMENDMENT TO OFFICE LEASE
This FIFTH AMENDMENT TO LEASE (this “Fifth Amendment”) is made and entered into as of January 2, 2025, by and between PEN FACTORY PROPERTY OWNER, LLC, a
Delaware limited liability company (“Landlord”), and GOODRX, INC., a Delaware corporation
(“Tenant”).
R E C I T A L S :
A.Landlord (as successor-in-interest to CSHV Pen Factory, LLC) and Tenant are parties to that certain Office Lease dated September [undated], 2019 (the “Original Lease”), as amended by the First Amendment to Office Lease, dated August 14, 2020 (the “First
Amendment”), the Second Amendment to Office Lease, dated May 27, 2021 (the “Second
Amendment”), the Third Amendment to Office Lease, dated January 1, 2022 (the “Third
Amendment”), and the Fourth Amendment to Office Lease, dated February 7, 2024 (the
"Fourth Amendment") (the Original Lease, as so amended, collectively, the “Lease”), whereby
Tenant leases Suite 200 and Suite 300 (collectively, the “Premises”) containing approximately
131,749 rentable square feet of space (“RSF”) in the West Building/Building A located at 2710
Olympic Boulevard, Santa Monica, California (the “Building”).
B.Landlord and Tenant desire to amend the Lease to modify certain terms relating to the disbursement of the “Second Amendment Tenant Improvement Allowance” as defined in the
Second Amendment.
A G R E E M E N T :
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.
1.Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Existing Lease unless expressly superseded by the terms of this Fifth Amendment.
2.Outside Tenant Improvement Allowance Payment Date. The second sentence of Section 1.1 of the Second Amendment Work Letter attached to the Second Amendment as
Exhibit B is hereby deleted and replaced with the following: “Notwithstanding anything to the contrary contained herein, if any portion of the Second Amendment Tenant Improvement
Allowance is not used by March 31, 2026, such portion shall be deemed waived with no further obligation by Landlord with respect to thereto.”
3.Timing of Construction Drawings. In consideration of the extension of the
Second Amendment Tenant Improvement Allowance payment date, as provided above, Tenant agrees that it will continue to temporarily pause its work on the Construction Drawings for the Second Amendment Tenant Improvements. The parties acknowledge that the intent is that the further extension of the Second Amendment Tenant Improvement Allowance payment date will provide Tenant with additional time to determine its needs for construction of the Second
Amendment Tenant Improvements in a manner that enables the entire Second Amendment
Tenant Improvement Allowance to be expended to improve the entire Expansion Space (as defined in the Second Amendment). Notwithstanding the foregoing, Landlord hereby approves the Final Space Plan submitted by Tenant to Landlord on November 20, 2023, and agrees that
Landlord will promptly review any revisions to the Final Space Plan or future submittals of any revised Final Space Plan or other Construction Drawings in accordance with the terms of the
Second Amendment Work Letter.
4.No Further Modification; Conflict. Except as set forth in this Fifth Amendment, all of the terms and provisions of the Existing Lease shall remain unmodified and in full force and effect. In the event of a conflict between the terms of the Existing Lease and this Fifth
Amendment, the terms of this Fifth Amendment shall prevail.
5.Signatures. The parties hereto consent and agree that this Fifth Amendment may be signed and/or transmitted by e-mail of a .pdf document or using electronic signature technology
(e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (a) to the extent a party signs this Fifth Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this Fifth Amendment electronically, and (b) the electronic signatures appearing on this
Fifth Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.
[SIGNATURES APPEAR ON FOLLOWING PAGE]
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IN WITNESS WHEREOF, this Fifth Amendment has been executed as of the day and year first above written.
“LANDLORD”“TENANT”

PEN FACTORY PROPERTY OWNER, LLC,	GOODRX, INC.,
a Delaware limited liability company	a Delaware corporation

By: /s/ Matthew Nestor	By: /s/ Alison Hendrickx
Name: Matthew Nestor	Name: Alison Hendrickx
Its: Authorized Signatory	Its: Director of Workplace & Real Estate